Exhibit 99.1

NYSE: IIPR and IIPR Pr A www. innovativeindustrialproperties .com LEADING PROVIDER OF REAL ESTATE CAPITAL FOR THE MEDICAL - USE CANNABIS INDUSTRY 1 As of September 4, 2018

Notice to Investors and Forward - Looking Statements This presentation and our associated comments include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the medical - use cannabis industry ; concentration of our portfolio of assets and limited number of tenants ; our understanding of our competition and our potential tenants' alternative financing sources ; the estimated growth in and evolving market dynamics of the medical - use cannabis market ; the demand for medical - use cannabis cultivation and processing facilities ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding medical - use cannabis ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our assets ; our expected leverage ; changes in the values of our assets ; our expected portfolio of assets ; our expected investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; rates of default on leases for our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to qualify as a real estate investment trust (“REIT”) and, once qualified, maintain our qualification as a REIT for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our Annual Report on Form 10 - K for the year ended December 31 , 2017 , as updated in Item 8 . 01 of our Current Report on Form 8 - K filed with the SEC on May 31 , 2018 and in Part II – Item 1 A of our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2018 . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . 2

The Company 3 » Focused Strategy: x Medical cannabis approved licensees x Locations in states with robust medical cannabis approved programs (30 states plus D.C.) x Acquisition of existing, redeveloped and under development industrial buildings including attached enclosed greenhouse facilities. Acquisition investment includes enhanced HVAC, electrical, plumbing, lighting and robust security systems x Target initial yields in the mid - teens provided by absolute triple net long - term leases with annual escalations of 3 - 4% (1) » Experienced Management Team: x Strong, specialized real estate underwriters with over $10 billion in acquisition and development transaction value (2) x Extensive public company expertise with track record of creating stockholder value » Financial Position: x Unleveraged balance sheet x Commenced paying dividends on common stock in our 2 nd full quarter with a current annualized dividend of $1.00 per share (3) » Continued Growth Potential: x IIP is in various stages of negotiations for additional investments, for both new tenants and expanding partnerships with exi sti ng tenants (4) (1) Initial yield calculated by dividing the initial base rent under the lease by the purchase price for the property. (2) Based on aggregate acquisitions and development activity of BioMed Realty Trust, Inc. (formerly NYSE: BMR) and Alexandria Real Estate Equities, Inc. (NYSE: ARE) during Alan Gold’s tenure as a se nior executive in each company. (3) The company paid a second quarter dividend of $0.25 per share on July 16, 2018. The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount. (4) There can be no assurance that we will consummate the acquisition of any of the properties in our current acquisition pipelin e o n the terms anticipated, or at all.

The Medical Cannabis Industry 4 (1) Source: ArcView Market Research (2) Source: Marijuana Policy Project (3) Source: 2017 poll by Quinnipiac University (4) From medical - use cannabis regulations and disclosures on applicable state government websites. » Rapidly growing industry with significant demand for cultivation facilities: x Large market: North American regulated cannabis sales grew to $9.1 billion in 2017, up 32% from 2016, including $6.7 billion of medical - use cannabis sales, and is expected to reach $28.9 billion by 2022 representing a compound annual growth rate of 26% (1) x 30 U.S. states, where over 200 million Americans live, have legalized cannabis for medical use x In February 2018, an estimated 2.3 million people used or were registered to use legalized medical cannabis (2) x Overwhelming popular support for medical - use cannabis, with 94% of Americans supporting patient access to medical - use cannabis, if recommended by a doctor (3) x A wide variety of medical conditions qualifying for treatment with medical cannabis, including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post - traumatic stress disorder, migraines, arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness (4) » Medical - Use Regulatory Environment: x Cannabis remains a Schedule I controlled substance under the Controlled Substance Act, which effectively prohibits all cannabis use and all commercial cannabis activity in the United States x The Congressional Omnibus Spending bill includes a provision prohibiting the Department of Justice from using funds appropriated by that bill to prevent states from implementing their medical - use cannabis laws (expires September 30, 2018)

The Team The Innovative Industrial Properties team has the proven experience and track record in all aspects of real estate - including acquisitions, management, development and financing, to capitalize on this rapidly expanding industry 5 Alan Gold, Executive Chairman Co - founder of BioMed Realty (formerly NYSE: BMR) and Alexandria Real Estate (NYSE: ARE) Brian Wolfe, VP, General Counsel & Secretary Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins LLP Catherine Hastings , CFO, CAO & Treasurer 20 years of accounting and real estate experience - former VP, Internal Audit of BioMed Realty Paul Smithers, President and CEO 30+ years of legal and regulatory experience Ben Regin, Director of Investments & Finance Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty Andy Bui, Controller Former Senior Director, Financial Reporting at BioMed Realty

The Portfolio 6 Innovative Industrial Properties Portfolio Statistics (as of 8/10/18) Properties 9 Rentable Square Feet (1) 875,000 States Arizona, Maryland, Massachusetts (2), Michigan, Minnesota, New York (2), and Pennsylvania Total Invested Capital (2) $126.1 Million Average Yield on Invested Capital (3) 15.7% % Leased 100% Number of Tenants 9 Weighted Average Lease Length (4) Approximately 15 years (1) Includes approximately 114 , 000 square feet under development . (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 99 . 8 million in the aggregate (excluding transaction costs) and $ 26 . 3 million for reimbursement of tenant improvements and construction funding, which have been committed . (3) Average yield is calculated as the sum of the current base rents, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of the base rent abatement and deferral periods (for the PharmaCann Massachusetts and GPI Michigan properties, respectively), divided by the aggregate investment in the properties (excluding transaction costs and including aggregate potential development funding and tenant reimbursements of approximately $ 26 . 3 million) . (4) Weighted average lease length calculated by weighting the remaining lease term based on base rent, excluding supplemental rent (with respect to the PharmaCann NY property) and management fees, after the expiration of base rent abatement and deferral periods (for the PharmaCann Massachusetts and GPI Michigan properties) .

The Portfolio – PharmaCann – New York 7 $30.0 million acquisition of 127,000 SF cultivation facility in New York Current Yield on Invested Capital of 17.7% (1) 15 year initial lease term Annual base rent increases of greater of 4% and 75% of CPI Base rent, supplemental rent and property management fees of $5.2 million (2) Lease guaranty provided by PharmaCann parent company and all subsidiaries, encompassing all nationwide operations Multi - state operator expanding into multiple additional states and $98.8 million in Total Assets as of 12/31/17 (1) Yield is calculated as the sum of the current base rent, supplemental rent and property management fee divided by the purchase price of the property (excluding transaction costs) as of 8 / 10 / 18 . (2) Supplemental rent is $ 105 , 477 per month, reflecting tenant improvements amortized ratably over a five - year period .

The Portfolio – PharmaCann – Massachusetts 8 $18.5 million acquisition of 58,000 SF cultivation facility in Massachusetts (currently under development) (1) Current Yield on Invested Capital of 14.7% (2) 15.25 year initial lease term Annual base rent increases of greater of 3.25% and 75% of CPI Base rent and property management fees of $2.7 million (3) Lease guaranty provided by PharmaCann parent company and all subsidiaries, encompassing all nationwide operations Multi - state operator expanding into multiple additional states and $98.8 million in Total Assets as of 12/31/17 (1) Includes $ 3 million of purchase price (excluding transaction costs) and $ 15 . 5 million of construction funding under a development agreement . (2) Yield is calculated as the sum of the initial base rent and property management fee divided by the sum of the purchase price of the property (excluding transaction costs) and construction funding of $ 15 . 5 million, after the expiration of the rent abatement period . (3) Reflects initial base rent after expiration of rent abatement period, which expires on November 30 , 2018 .

The Portfolio – Holistic Industries - Maryland 9 $16.9 million acquisition of 72,000 SF industrial building in Maryland Current Yield on invested capital of 15.8% (1) 16 year initial lease term 3.25% annual base rent increases (on $15 million) Base rent and property management fees of $2.6 million (2) Highly experienced management team with national operations in Pennsylvania, Maryland and the District of Columbia (1) Yield is calculated as the sum of the current base rent and property management fee divided by the purchase price of the property (excluding transaction costs) as of 8 / 10 / 18 . (2) Includes monthly rent of $ 26 , 260 on additional tenant improvements that is not subject to annual escalation .

The Portfolio – Holistic Industries – Massachusetts 10 $12.75 million acquisition of 55,000 SF cultivation facility in Massachusetts Current Yield on Invested Capital of 15.2% (1) 20 year initial lease term 3.25% annual base rent increases B ase rent and property management fees of $1.9 million Lease guaranty provided by all affiliates operating in Massachusetts Highly experienced management team with national operations in Pennsylvania, Maryland and the District of Columbia (1) Yield is calculated as the sum of the current base rent and property management fee divided by the sum of the purchase for the property (excluding transaction costs) .

The Portfolio – Subsidiaries of Vireo Health 11 Investment in cultivation facilities: $4.4 million acquisition of 40,000 SF in New York; $4.0 million acquisition of 20,000 SF in Minnesota; $8.6 million acquisition of 89,000 SF in Pennsylvania (1) Current Yield on Invested Capital of 15.2% (2) All leases have 15 year initial lease terms with 3.5% annual base rent increases Base rent and property management fees of $669,900, $609,000 and $1,309,000 for the New York, Minnesota, and Pennsylvania properties, respectively Lease guaranties provided by parent company and all affiliates operating in the respective states and cross guaranies among Minnesota, New York, and Pennsylvania affiliates Experienced, efficient, multi - state operator actively expanding their national platform (1) Includes $ 1 million tenant improvement allowance under each of the New York and Minnesota leases and $ 2 . 8 million tenant improvement allowance under the Pennsylvania lease . (2) Yield is calculated as the sum of the current base rents and property management fees divided by the sum of the purchases price and tenant improvement allowances of the three properties in the aggregate (excluding transaction costs) as of 8 / 10 / 18 .

The Portfolio – The Pharm – Arizona 12 $18 million acquisition of 358,000 SF cultivation facility in Arizona (1) Current Yield on Invested Capital of 14.2% (2) 15 year initial lease term 3.25% annual base rent increases Base rent and property management fees of $2.6 million (3) Lease guaranty provided by all affiliates operating in Arizona One the largest wholesalers in the state of Arizona (one of the largest medical - use - only states by patient count (4) ), with a highly experienced management team (1) Includes $ 3 million of tenant improvement allowance under the lease . (2) Yield is calculated as the sum of the current base rent and property management fee divided by the sum of the purchase price and tenant improvement allowance for the property (excluding transaction costs), as of 8 / 10 / 18 . (3) Reflects initial base rent after expiration of rent abatement periods, which had fully expired by March 31 , 2018 . (4) Source : ArcView .

The Portfolio – Green Peak – Michigan 13 $13 million acquisition of 56,000 SF cultivation facility in Michigan (currently under development (1) Current yield on Invested Capital of 15.2% (2) 15 year initial lease term 3.5% annual base rent increases Base rent and property management fees of $2.0 million (3) Lease guaranty provided by all affiliates operating in Michigan State of Michigan Medical Marihuana Licensing Board unanimously voted to pre - qualify GPI for 12 class C Cultivation licenses, one processor license, and 19 provisioning centers licenses (4) (1) Includes the initial purchase price of $ 5 . 5 million, the additional purchase price of $ 5 . 3 million payable to the seller upon completion of certain development milestones and $ 2 . 2 million of tenant improvement allowance under the lease . (2) Yield is calculated as the sum of the current base rent and property management fee divided by the sum of the initial purchase price of $ 5 . 5 million, the additional purchase price of $ 5 . 3 million, and $ 2 . 2 million of tenant improvement allowance for the property (excluding transaction costs), after expiration of rent deferral period, which expires November 2 , 2018 . (3) Reflects current base rent after expiration of rent deferral period, which expires on November 2 , 2018 . (4) Bureau of Medical Marihuana Regulation

Per Square Foot Comparison 14 (1) Purchase prices exclude transaction costs . (2) Purchase price includes construction funding of $ 15 . 5 million, under the development agreement . (3) Purchase price includes initial purchase price of $ 5 . 5 million, additional purchase price of $ 5 . 3 million payable to the seller upon completion of certain development milestones and tenant improvement allowance of $ 2 . 2 million under the lease . (4) Purchase price excludes $ 4 . 4 million of above - standard tenant improvements paid for by the company and amortized as supplemental rent of $ 105 , 477 per month over initial five years of lease term . Project Purchase Price (1) Rentable Sq. Ft. Purchase Price Per Sq. Ft. Comments PharmaCann (MA) (2) $18.5 million 58,000 $319 Under construction, includes expansion space and excess land Holistic Industries (MD) $16.9 million 72,000 $233 Newly built indoor facility in established suburban D.C. business park Green Peak (MI) (3) $13 million 56,000 $232 Under construction, includes expansion space and excess land Holistic Industries (MA) $12.75 million 55,000 $231 Rehab of existing facility, includes expansion space and excess land PharmaCann (NY) (4) $25.6 million 127,000 $201 New construction, includes expansion space and excess land Variances in construction type (industrial vs. greenhouse), market, building size, location, and other factors may result in significant differences in purchase prices per square foot

Per Square Foot Comparison (continued) 15 (1) Purchase prices exclude transaction costs . (2) Purchase prices exclude tenant improvement allowances . Project Purchase Price (1) Rentable Sq. Ft. Purchase Price Per Sq. Ft. Comments Vireo (MN) (2) $3.0 million 20,000 $152 New construction Smaller footprint Vireo (NY) (2) $3.4 million 40,000 $85 Rehab of existing facility Highly efficient operation Vireo (PA) (2) $5.8 million 89,000 $65 Rehab of existing facility Highly efficient operation The Pharm (AZ) (2) $15.0 million 358,000 $42 Rehab of existing facility Large scale w/ expansion potential Variances in construction type (industrial vs. greenhouse), market, building size, location, and other factors may result in significant differences in purchase prices per square foot

Financial Statistics 16 Innovative Industrial Properties Financial Statistics Current base rent and property management fees as of 8/10/18 (1) $19.8 million annually Equity capital raised (net proceeds) $154.4 million Capital committed/invested (2) $126 million Current yield on invested capital as of 8/10/18 (3) 15.7% Debt to equity / interest coverage ratio 0% / 0 x Annualized common stock dividend per share (4) $1.00 Shares of common stock outstanding as of 6/30/18 (5) 6,785,800 Estimated cash general and admin. expense (6) $4.5 – $5.5 million, annually Common stock ownership (directors and officers) (5) 6.2% (1) Includes current base rent, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of the base rent abatement and deferral periods (with respect to the PharmaCann Massachusetts and Green Peak Michigan properties) (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 99 . 8 million in the aggregate (excluding transaction costs) and $ 26 . 3 million for reimbursement of tenant improvements and construction funding, which have been committed . (3) Average yield is calculated as the sum of the current base rents, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of the base rent abatement and deferral periods (for the PharmaCann Massachusetts and GPI Michigan properties, respectively), divided by the aggregate investment in the properties (excluding transaction costs and including aggregate potential development funding and tenant reimbursements of approximately $ 26 . 3 million) . (4) Reflects annualized common stock dividend declared on June 15 , 2018 of $ 0 . 25 per share . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . (5) Based on Form 4 filings as of August 10 , 2018 and 6 , 785 , 800 shares outstanding as of August 13 , 2018 . (6) Estimated annual cash general and administrative expense as disclosed in the company’s registration statement on Form S - 11 for its initial public offering, filed with the Securities and Exchange Commission on November 29 , 2016 .

The Highlights 17 » Focused Strategy » Experienced Management Team » Unlevered Balance Sheet » Strong and growing industry

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